INSTRUMENT OF AMENDMENT TO THE
MDU RESOURCES GROUP, INC.
401(k) RETIREMENT PLAN

The MDU Resources Group, Inc. 401(k) Retirement Plan (as amended and restated January 1, 2017) (the “K-Plan”), is hereby further amended effective as of January 1, 2019, as follows:

By adding the following paragraph in Section D-2-2 Eligibility to Share in the Retirement Contribution of Supplement D-2 Provisions Relating to the Retirement Contribution Feature for Certain Participating Affiliates:

Notwithstanding the foregoing, eligible employees of Intermountain Gas Company who are compensated for 960 hours or more through June 30, 2019 will receive a pro-rata allocation mid-year based on compensation paid through June 30, 2019.

IN WITNESS WHEREOF, MDU Resources Group, Inc., as Sponsoring Employer of the Plan, has caused this amendment to be duly executed by a member of the MDU Resources Group, Inc. Employee Benefits Committee on this day 22nd of August, 2019.

MDU RESOURCES GROUP, INC.
EMPLOYEE BENEFITS COMMITTEE

By: /s/ Jason L. Vollmer
Jason L. Vollmer, Chairman